EXHIBIT 21

SUBSIDIARIES OF THE PARENT

The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2004:

Jurisdiction of Incorporation
Subsidiary	or Organization
1st Capital Mortgage, LLC	Delaware
1st Financial Services of Colorado, LLC	Delaware
Academy Financial Services, LLC	Delaware
ACO Brokerage Holdings Corporation	Delaware
Acordia Brokerage Services Ltd.	Bermuda
Acordia IP Group, Inc.	Delaware
Acordia Management Services Ltd.	Bermuda
Acordia Mountain West, Inc.	Colorado
Acordia National, Inc.	West Virginia
Acordia Northeast, Inc.	Pennsylvania
Acordia Northeast, Inc.	New Jersey
Acordia Northeast, Inc.	New York
Acordia Northwest, Inc.	Washington
Acordia of Alaska, Inc.	Alaska
Acordia of California Insurance Services, Inc.	California
Acordia of Illinois, Inc.	Illinois
Acordia of Indiana, Inc.	Indiana
Acordia of Indiana, LLC	Indiana
Acordia of Kentucky, Inc.	Kentucky
Acordia of Michigan, Inc.	Michigan
Acordia of Minnesota, Inc.	Minnesota
Acordia of Nevada, Inc.	Nevada
Acordia of North Carolina, Inc.	North Carolina
Acordia of Ohio, LLC	Ohio
Acordia of Oregon, Inc.	Oregon
Acordia of Phoenix, Inc.	Arizona
Acordia of Tennessee, Inc.	Tennessee
Acordia of Texas, Inc.	Texas
Acordia of Virginia Insurance Agency, Inc.	Virginia
Acordia of West Virginia, Inc.	West Virginia
Acordia of West Virginia-Granville, Inc.	Ohio
Acordia RE, Inc.	New Jersey
Acordia Securities, Inc.	Ohio
Acordia Services, Inc.	Delaware
Acordia Southeast, Inc.	Florida
Acordia Southeast, Inc.	Mississippi
Acordia Southeast, Inc.	Alabama
Acordia, Inc.	Delaware
Administradora Progreso, S.A. de C.V.	Mexico
Advance Mortgage	Virginia
Advanced Collateral Solutions, LLC	Delaware
Advantage Mortgage Partners, LLC	Delaware
Alano Funding, LLC	Delaware
Alces Funding, LLC	Delaware
Alopekis Funding, LLC	Delaware
AMAN Collection Service 1, Inc.	Nevada
AMAN Collection Service, Inc.	South Dakota

Jurisdiction of Incorporation
Subsidiary	or Organization
Amber Asset Management Inc.	Maryland
American Clearinghouse, LLC	Delaware
American E & S Insurance Brokers California, Inc.	California
American E & S Insurance Brokers New York, Inc.	New York
American Priority Mortgage, LLC	Delaware
American Securities Company	California
American Securities Company of Missouri	Missouri
American Securities Company of Nevada	Nevada
American Southern Mortgage Services, LLC	Delaware
APM Mortgage, LLC	Delaware
Arcturus Trustee Limited	United Kingdom
Ashton Woods Mortgage, LLC	Delaware
Aspen Delaware Funding, LLC	Delaware
Asset Recovery, Inc.	Utah
ATC Realty Fifteen, Inc.	California
ATC Realty Nine, Inc.	California
ATC Realty Sixteen, Inc.	California
Augustus Ventures, L.L.C.	Nevada
Avenue Financial Services, LLC	Delaware
Azalea Asset Management, Inc.	Delaware
Bancshares Insurance Company	Vermont
Belgravia Mortgage Group, LLC	Delaware
Benefit Mortgage, LLC	Delaware
Bergamasco Funding, LLC	Delaware
BHS Home Loans, LLC	Delaware
Bitterroot Asset Management, Inc.	Delaware
Blackhawk Bancorporation	Iowa
Blue Jay Asset Management, Inc.	Delaware
Blue Spirit Insurance Company	Vermont
Bluebonnet Asset Management, Inc.	Delaware
Brenton Banks, Inc.	Iowa
Brenton Realty Services, Ltd.	Iowa
Brittlebrush Financing, LLC	Nevada
Bryan, Pendleton, Swats & McAllister, LLC	Tennessee
Builders Capital Mortgage, LLC	Delaware
Builders Mortgage Company, LLC	Delaware
Canopus Finance Trust	Delaware
Capital Pacific Home Loans, LP	Delaware
Carnation Asset Management, Inc.	Delaware
Centurion Agencies, Co.	Iowa
Centurion Agency Nevada, Inc.	Nevada
Centurion Casualty Company	Iowa
Centurion Life Insurance Company	Missouri
Cervus Funding, LP	Delaware
CGT Insurance Company LTD.	Barbados
Charter Canadian Trust	Canada
Charter Holdings, Inc.	Nevada
Chestnut Asset Management, Inc.	Delaware
Collin Equities, Inc.	Texas
Colorado Professionals Mortgage, LLC	Delaware
Columbine Asset Management, Inc.	Delaware
Copper Asset Management, Inc.	Delaware
Credito Progreso S.A. de C.V.	Mexico

Jurisdiction of Incorporation
Subsidiary	or Organization
Crocker Grande, Inc.	California
Crocker Life Insurance Company	California
Crocker Properties, Inc.	California
DeLuca-Realen Mortgage, LLC	Delaware
Denali Management LP	Cayman Islands
Dial Finance Company, Inc.	Nevada
Dial National Community Benefits, Inc.	Nevada
Discovery Home Loans, LLC	Delaware
Eastdil Realty Company, L.L.C.	New York
Eaton Village Associates, Ltd	New Mexico
EDI Mortgage, LLC	Delaware
Edward Jones Mortgage, LLC	Delaware
Ellis Advertising, Inc.	Iowa
Empire Homes Financial Services, LLC	Delaware
Everest Management S.A.	Luxembourg
Express Financial & Mortgage Services, LLC	Delaware
EZG Associates Limited Partnership	Delaware
Falcon Asset Management, Inc.	Delaware
Family Home Mortgage, LLC	Delaware
FAS Holdings, Inc.	Delaware
FASI of AL, Inc.	Alabama
FASI of HI, Inc.	Hawaii
FASI of NV, Inc.	Nevada
FASI of OH, Inc.	Ohio
FASI of TX, Inc.	Texas
FASI of VA, Inc.	Virginia
Financial Resources Mortgage, LLC	Delaware
Financial Services of Arizona, LLC	Delaware
Financiera El Sol, S.A.	Panama
Finvercon USA, Inc.	Nevada
First Allied Insurance Agency, Inc.	California
First Allied Insurance of Oklahoma, Inc.	Oklahoma
First Allied of Wyoming, Inc.	Wyoming
First Allied Securities, Inc.	New York
First Commerce Bancshares, Inc.	Nebraska
First DialWest Escrow Company, Inc.	California
First Foundation Mortgage, LLC	Delaware
First Mortgage Consultants, LLC	Delaware
First Mortgage of Florida, LLC	Delaware
First Place Financial Corporation	New Mexico
First Rate Home Mortgage, LLC	Delaware
First Security Business Investment Corporation	Utah
First Security Capital I	Delaware
First Security Information Technology, Inc.	Utah
First Security Service Company	Utah
First Valley Delaware Financial Corporation	Delaware
FIT GP, LLC	Delaware
FIT II GP, LLC	Delaware
FNL Insurance Company	Vermont
Foothill Capital Corporation	California
Foothill Income Trust II, L.P.	Delaware
Foothill Income Trust, L.P.	Delaware

Jurisdiction of Incorporation
Subsidiary	or Organization
Foothill Partners L.P.	Delaware
Foothill Partners II L.P.	Delaware
Foothill Partners III L.P.	Delaware
Foothill Partners IV, L.P.	Delaware
Foundation Mortgage Services, LLC	Delaware
FP, IV GP, LLC	Delaware
FPFC Management LLC	New Mexico
Galliard Capital Management, Inc.	Minnesota
Genesis Mortgage, LLC	Delaware
Gold Coast Home Mortgage	Delaware
Golden Funding Company	Cayman Islands
Golden Pacific Insurance Company	Vermont
Goldenrod Asset Management, Inc.	Delaware
Great East Mortgage, LLC	Delaware
Great Plains Insurance Company	Vermont
Greenridge Mortgage Services, LLC	Delaware
Greenfield Funding, LLC	Minnesota
Greylock Investments, LLC	Delaware
GST Co.	Delaware
Guarantee Pacific Mortgage, LLC	Delaware
H.D. Vest Advisory Services, Inc.	Texas
H.D. Vest Insurance Agency, Inc.	Nevada
H.D. Vest Insurance Agency, Inc.	Pennsylvania
H.D. Vest Insurance Agency, L.L.C.	New Mexico
H.D. Vest Insurance Agency, L.L.C.	Colorado
H.D. Vest Insurance Agency, L.L.C.	North Dakota
H.D. Vest Insurance Agency, L.L.C.	Texas
H.D. Vest Insurance Agency, L.L.C.	Alabama
H.D. Vest Insurance Agency, L.L.C.	Montana
H.D. Vest Insurance Agency, L.L.C.	Louisiana
H.D. Vest Insurance Agency, L.L.C.	New York
H.D. Vest Insurance Agency, L.L.C.	Massachusetts
H.D. Vest Insurance Agency, L.L.C.	Oklahoma
H.D. Vest Insurance Agency, L.L.C.	Virginia
H.D. Vest Investment Securities, Inc.	Texas
H.D. Vest Technology Services, Inc.	Texas
H.D. Vest, Inc.	Texas
HADBO Investments C.V.	Netherlands
Hallmark Mortgage Group, LLC	Delaware
Harrier Funding, LLC	Delaware
Hendricks Mortgage, LLC	Delaware
Home Loan Express, LLC	Delaware
Home Services Title Reinsurance Company	Vermont
Homeland Mortgage, LLC	Delaware
Homeservices Lending, LLC	Delaware
Hometown Mortgage, LLC	Delaware
Horizon Mortgage, LLC	Delaware
Iapetus Funding, LLC	Delaware
IBID, Inc.	Delaware
Insurance Risk Managers, Ltd.	Illinois

Jurisdiction of Incorporation
Subsidiary	or Organization
IntraWest Asset Management, Inc.	Delaware
Interwest Capital Trust I	Delaware
Iris Asset Management, Inc.	Delaware
Island Finance (Aruba) N.V.	Aruba
Island Finance (Bonaire) N.V.	Netherland Antilles
Island Finance (Curacao) N.V.	Netherland Antilles
Island Finance (St. Maarten) N.V.	Netherland Antilles
Island Finance Credit Services, Inc.	New York
Island Finance Holding Company, LLC	Cayman Islands
Island Finance New York, Inc.	New York
Island Finance Puerto Rico, Inc.	Delaware
Island Finance Sales Finance Corporation, LLC	Cayman Islands
Island Finance Trinidad & Tobago Limited	Trinidad & Tobago
IWIC Insurance Company	Vermont
Jerboa Funding, LLC	Delaware
JTS Financial, LLC	Delaware
Leader Mortgage, LLC	Delaware
Legacy Mortgage	Delaware
Lincoln Building Corporation	Colorado
Linear Financial, LP	Delaware
Lowry Hill Investment Advisors, Inc.	Minnesota
M.C.E.B. Agency, Inc.	Ohio
Marigold Asset Management, Inc.	Delaware
Mastiff Funding, LP	Delaware
MCIG Pennsylvania, Inc.	Pennsylvania
MC of America, LLC	Delaware
Mercantile Mortgage, LLC	Delaware
Meridian Home Mortgage, LP	Delaware
Michigan Home Mortgage, LLC	Delaware
MJC Mortgage Company, LLC	Delaware
Monument Peak, LLC	Delaware
Morrison Financial Services, LLC	Delaware
Mortgage 100, LLC	Delaware
Mortgage Dynamics, LLC	Delaware
Mortgages On-Site, LLC	Delaware
Mortgages Unlimited, LLC	Delaware
Mulberry Asset Management, Inc.	Delaware
Mutual Service Mortgage, LLC	Delaware
Naperville Mortgage, LLC	Delaware
National Bancorp of Alaska, Inc.	Delaware
NDC Financial Services, LLC	Delaware
Nero Limited, LLC	Delaware
North Star Mortgage Guaranty Reinsurance Company	Vermont
Northern Prairie Indemnity Limited	Cayman Islands
Northland Escrow Services, Inc.	Alaska
Norwest Alliance System, Inc.	Minnesota
Norwest Auto Finance, Inc.	Minnesota
Norwest Equity Capital, L.L.C.	Minnesota
Norwest Equity Partners IV, a Minnesota Limited Partnership	Minnesota
Norwest Equity Partners V, a Minnesota Limited Partnership	Minnesota
Norwest Equity Partners VI, LP	Minnesota
Norwest Equity Partners VII, LP	Minnesota

Jurisdiction of Incorporation
Subsidiary	or Organization
Norwest Equity Partners VIII, LP	Delaware
Norwest Financial Canada DE, Inc.	Delaware
Norwest Financial Funding, Inc.	Nevada
Norwest Financial Investment 1, Inc.	Nevada
Norwest Financial Investment, Inc.	Nevada
Norwest Financial Massachusetts	Massachusetts
Norwest Home Improvement, Inc.	Texas
Norwest Limited LP, LLLP	Delaware
Norwest Mezzanine Partners I, LP	Minnesota
Norwest Mezzanine Partners II, LP	Delaware
Norwest Properties Holding Company	Minnesota
Norwest Venture Capital Management, Inc.	Minnesota
Norwest Venture Partners IX, LP	Delaware
Norwest Venture Partners VI, LP	Minnesota
Norwest Venture Partners VI-A, LP	Delaware
Norwest Venture Partners VII, LP	Minnesota
Norwest Venture Partners VII-A, LP	Delaware
Norwest Venture Partners VIII, LP	Delaware
NVP Associates, LLC	Delaware
Orchid Asset Management, Inc.	Delaware
Pacific Northwest Bancorp	Washington
Pacific Rim Healthcare Solutions, Inc.	Hawaii
PCM Mortgage, LLC	Delaware
Pelican Asset Management, Inc.	Delaware
Peony Asset Management, Inc.	Delaware
Peregrine Capital Management, Inc.	Minnesota
Personal Mortgage Group, LLC	Delaware
Pheasant Asset Management, Inc.	Delaware
Pinnacle Mortgage of Nevada, LLC	Delaware
Playground Financial Services, LLC	Delaware
Precedent Mortgage, LLC	Delaware
Pacific Northwest Statutory Trust I	Connecticut
Premier Home Mortgage	California
Premium Financial Services, Inc.	Kentucky
Prestige Claims Service, Inc.	West Virginia
Private Mortgage Advisors, LLC	Delaware
Primrose Asset Management, Inc.	Delaware
Priority Mortgage, LLC	Delaware
Professional Financial Services of Arizona, LLC	Delaware
Provident Mortgage Company, LLC	Delaware
Pumi Funding, LLC	Delaware
Real Estate Financial	Delaware
Realtec Financial Services, LLC	Delaware
Real Living Mortgage, LLC	Delaware
Regency Insurance Agency, Inc.	Minnesota
Reliable Finance Holding Company	Nevada
Reliable Finance Holding Company, LLC	Nevada
Reliable Financial Services, Inc.	Puerto Rico
Reliable Insurance Services Corp.	Puerto Rico
ReloAction Mortgage, LLC	Delaware

Jurisdiction of Incorporation
Subsidiary	or Organization
RES Direct, LLC	Delaware
Residential Community Mortgage Company, LLC	Delaware
Residential Home Mortgage Investment, L.L.C.	Delaware
ResortQuest Mortgage, LLC	Delaware
Rigil Finance, LLC	Delaware
River City Group, LLC	Delaware
Roddel Mortgage Company, LP	Delaware
Ruby Asset Management Inc.	Maryland
Rural Community Insurance Agency, Inc.	Minnesota
Rural Community Insurance Company	Minnesota
RWF Mortgage Company	California
Sagebrush Asset Management, Inc.	Delaware
Saguaro Asset Management, Inc.	Delaware
San Antonio Brittany Oaks, LLC	Delaware
Sapphire Asset Management Inc.	Maryland
Scott Life Insurance Company	Arizona
Security First Financial Group, LLC	Delaware
SecurSource Mortgage, LLC	Delaware
SelectNet Plus, Inc.	West Virginia
SG Group Holdings LLC	Delaware
SG New York LLC	Delaware
SG Pennsylvania LLC	Delaware
SG Tucson LLC	Delaware
Sierra Delaware Funding, LLC	Delaware
Sierra Peaks Funding, LP	Delaware
Signature Home Mortgage, LP	Delaware
Silver Asset Management, Inc.	Delaware
Sirius Finance, LLC	Delaware
Smart Mortgage, LLC	Delaware
Smith Family Mortgage, LLC	Delaware
Southeast Home Mortgage, LLC	Delaware
Southern Ohio Mortgage, LLC	Delaware
Southwest Partners, Inc.	California
Spring Cypress Water Supply Corporation	Texas
Stagecoach Insurance Agency, Inc.	California
Steinbeck Advantage Mortgage, LLC	Delaware
Stock Financial Services, LLC	Delaware
Stoneridge Mortgage, LLC	Delaware
Summit National Mortgage, LLC	Delaware
Sundance Mortgage, LLC	Delaware
Sunsouth Mortgage, LLC	Delaware
Superior Guaranty Insurance Company	Vermont
Superior Health Care Management, Inc.	Delaware
Sutter Advisors LLC	Delaware
Sutter Investment Grade SCDO 2001-1 (Delaware) Corp.	Delaware
Sutter Investment Grade SCDO 2001-1 Ltd.	Cayman Islands
Sweetroot Funding, LLC	Delaware
Tai Mo Shan Investments Partnership	Hong Kong

Jurisdiction of Incorporation
Subsidiary	or Organization
TAI Title Trust	Delaware
Telomian Funding, Inc.	Delaware
Texas Financial Bancorporation, Inc.	Minnesota
The Foothill Group, Inc.	Delaware
The Trumbull Group, LLC	Delaware
Tiberius Ventures, L.L.C.	Nevada
Topaz Asset Management Inc.	Maryland
Trans Canada Credit Corporation	Nova Scotia
Trans Canada Retail Services Company	Nova Scotia
TRG Financial, LLC	Delaware
Tricom Mortgage, LLC	Delaware
Triple Diamond Mortgage and Financial, LLC	Delaware
Touchstone Home Mortgage, LLC	Delaware
Two Rivers Corporation	Colorado
United California Bank Realty Corporation	California
United Michigan Mortgage, LLC	Delaware
Valley Asset Management, Inc.	Delaware
Valuation Information Technology, L.L.C.	Iowa
Victoria Investments, LLC	Delaware
Violet Asset Management, Inc.	Delaware
Vista Mortgage, LLC	Delaware
Wapiti Funding, LLC	Delaware
Waterways Home Mortgage, LLC	Delaware
Wells Capital Management Incorporated	California
Wells Fargo Alaska Trust Company, National Association	United States
Wells Fargo Alternative Asset Management, LLC	Delaware
Wells Fargo Asia Limited	Hong Kong, S.A.R., China
Wells Fargo Asset Company	Iowa
Wells Fargo Asset Management Corporation	Minnesota
Wells Fargo Asset Securities Corporation	Delaware
Wells Fargo Auto Receivables Corporation	Delaware
Wells Fargo Bank Grand Junction, National Association	United States
Wells Fargo Bank Grand Junction-Downtown, National Association	United States
Wells Fargo Bank International	United States
Wells Fargo Bank Northwest, National Association	United States
Wells Fargo Bank, Ltd.	California
Wells Fargo Bank, National Association	United States
Wells Fargo Bill Presentment Venture Member, LLC	Delaware
Wells Fargo Brokerage Services, LLC	Delaware
Wells Fargo Business Credit, Inc.	Minnesota
Wells Fargo Capital A	Delaware
Wells Fargo Capital B	Delaware
Wells Fargo Capital C	Delaware
Wells Fargo Capital I	Delaware
Wells Fargo Capital II	Delaware
Wells Fargo Capital IV	Delaware
Wells Fargo Capital V	Delaware
Wells Fargo Capital VI	Delaware
Wells Fargo Capital VII	Delaware
Wells Fargo Capital VIII	Delaware
Wells Fargo Capital IX	Delaware
Wells Fargo Capital Holdings, Inc.	Delaware
Wells Fargo Cash Centers, Inc.	Nevada
Wells Fargo Central Bank	California

Jurisdiction of Incorporation
Subsidiary	or Organization
Wells Fargo Century, Inc.	New York
Wells Fargo Community Development Corporation	Nevada
Wells Fargo Credit Card Funding LLC	Delaware
Wells Fargo Credit Card Master Note Trust	Delaware
Wells Fargo Credit, Inc.	Minnesota
Wells Fargo Delaware Trust Company	Delaware
Wells Fargo Energy Capital, Inc.	Texas
Wells Fargo Equipment Finance Company	Canada
Wells Fargo Equipment Finance, Inc.	Minnesota
Wells Fargo Equity Capital, Inc.	California
Wells Fargo Escrow Company, LLC.	Iowa
Wells Fargo Financial Acceptance Alabama, Inc.	Alabama
Wells Fargo Financial Acceptance America, Inc.	Pennsylvania
Wells Fargo Financial Acceptance Arizona, Inc.	Arizona
Wells Fargo Financial Acceptance Arkansas, Inc.	Arkansas
Wells Fargo Financial Acceptance California, Inc.	California
Wells Fargo Financial Acceptance Colorado, Inc.	Colorado
Wells Fargo Financial Acceptance Connecticut, Inc.	Connecticut
Wells Fargo Financial Acceptance Delaware, Inc.	Delaware
Wells Fargo Financial Acceptance Florida, Inc.	Florida
Wells Fargo Financial Acceptance Georgia, Inc.	Georgia
Wells Fargo Financial Acceptance Idaho, Inc.	Idaho
Wells Fargo Financial Acceptance Illinois, Inc.	Illinois
Wells Fargo Financial Acceptance Indiana, Inc.	Indiana
Wells Fargo Financial Acceptance Iowa 1, Inc.	Iowa
Wells Fargo Financial Acceptance Iowa, Inc.	Iowa
Wells Fargo Financial Acceptance Kansas, Inc.	Kansas
Wells Fargo Financial Acceptance Kentucky 1, Inc.	Kentucky
Wells Fargo Financial Acceptance Kentucky, Inc.	Kentucky
Wells Fargo Financial Acceptance Louisiana, Inc.	Louisiana
Wells Fargo Financial Acceptance Maine, Inc.	Maine
Wells Fargo Financial Acceptance Maryland 1, Inc.	Maryland
Wells Fargo Financial Acceptance Maryland, Inc.	Maryland
Wells Fargo Financial Acceptance Massachusetts, Inc.	Massachusetts
Wells Fargo Financial Acceptance Michigan, Inc.	Michigan
Wells Fargo Financial Acceptance Mississippi, Inc.	Delaware
Wells Fargo Financial Acceptance Missouri, Inc.	Missouri
Wells Fargo Financial Acceptance Montana, Inc.	Montana
Wells Fargo Financial Acceptance Nebraska, Inc.	Nebraska
Wells Fargo Financial Acceptance Nevada 1, Inc.	Nevada
Wells Fargo Financial Acceptance Nevada, Inc.	Nevada
Wells Fargo Financial Acceptance New Hampshire, Inc.	New Hampshire
Wells Fargo Financial Acceptance New Jersey, Inc.	New Jersey
Wells Fargo Financial Acceptance New Mexico, Inc.	New Mexico
Wells Fargo Financial Acceptance New York, Inc.	New York
Wells Fargo Financial Acceptance North Carolina 1, Inc.	North Carolina
Wells Fargo Financial Acceptance North Carolina, Inc.	North Carolina
Wells Fargo Financial Acceptance North Dakota, Inc.	North Dakota
Wells Fargo Financial Acceptance Ohio 1, Inc.	Ohio
Wells Fargo Financial Acceptance Ohio, Inc.	Ohio
Wells Fargo Financial Acceptance Oklahoma, Inc.	Oklahoma
Wells Fargo Financial Acceptance Oregon, Inc.	Oregon

Jurisdiction of Incorporation
Subsidiary	or Organization
Wells Fargo Financial Acceptance Pennsylvania, Inc.	Pennsylvania
Wells Fargo Financial Acceptance Rhode Island, Inc.	Rhode Island
Wells Fargo Financial Acceptance South Carolina, Inc.	South Carolina
Wells Fargo Financial Acceptance South Dakota, Inc.	South Dakota
Wells Fargo Financial Acceptance System Florida, Inc.	Florida
Wells Fargo Financial Acceptance System Virginia, Inc.	Virginia
Wells Fargo Financial Acceptance Tennessee, Inc.	Tennessee
Wells Fargo Financial Acceptance Texas, Inc.	Texas
Wells Fargo Financial Acceptance Utah, Inc.	Utah
Wells Fargo Financial Acceptance Vermont, Inc.	Vermont
Wells Fargo Financial Acceptance Virginia, Inc.	Virginia
Wells Fargo Financial Acceptance Washington, Inc.	Washington
Wells Fargo Financial Acceptance West Virginia, Inc.	West Virginia
Wells Fargo Financial Acceptance Wisconsin, Inc.	Wisconsin
Wells Fargo Financial Acceptance Wyoming, Inc.	Wyoming
Wells Fargo Financial Acceptance, Inc.	Minnesota
Wells Fargo Financial Alabama, Inc.	Alabama
Wells Fargo Financial Alaska, Inc.	Alaska
Wells Fargo Financial America, Inc.	Pennsylvania
Wells Fargo Financial Arizona, Inc.	Arizona
Wells Fargo Financial Auto Owner Trust 2004-A	Delaware
Wells Fargo Financial Bank	South Dakota
Wells Fargo Financial California, Inc.	Colorado
Wells Fargo Financial Canada Corporation	Nova Scotia
Wells Fargo Financial CAR LLC	Delaware
Wells Fargo Financial Colorado, Inc.	Colorado
Wells Fargo Financial Connecticut, Inc.	Connecticut
Wells Fargo Financial Corporation	Nova Scotia
Wells Fargo Financial Credit Services New York, Inc.	New York
Wells Fargo Financial Delaware, Inc.	Delaware
Wells Fargo Financial Florida, Inc.	Florida
Wells Fargo Financial Funding B.V.	Netherlands
Wells Fargo Financial Georgia, Inc.	Iowa
Wells Fargo Financial Guam 1, Inc.	Colorado
Wells Fargo Financial Guam, Inc.	Delaware
Wells Fargo Financial Hawaii, Inc.	Hawaii
Wells Fargo Financial Hong Kong Limited	Hong Kong
Wells Fargo Financial Idaho, Inc.	Idaho
Wells Fargo Financial Illinois, Inc.	Iowa
Wells Fargo Financial Indiana, Inc.	Indiana
Wells Fargo Financial Information Services, Inc.	Iowa
Wells Fargo Financial Investments, Inc.	Nevada
Wells Fargo Financial Iowa 1, Inc.	Iowa
Wells Fargo Financial Iowa 3, Inc.	Iowa
Wells Fargo Financial Kansas, Inc.	Kansas
Wells Fargo Financial Kentucky 1, Inc.	Kentucky
Wells Fargo Financial Kentucky, Inc.	Kentucky
Wells Fargo Financial Leasing Florida, LLC	Florida
Wells Fargo Financial Leasing, Inc.	Iowa
Wells Fargo Financial Louisiana, Inc.	Louisiana
Wells Fargo Financial Maine, Inc.	Maine
Wells Fargo Financial Maryland, Inc.	Maryland
Wells Fargo Financial Massachusetts 1, Inc.	Massachusetts
Wells Fargo Financial Massachusetts, Inc.	Massachusetts

Jurisdiction of Incorporation
Subsidiary	or Organization
Wells Fargo Financial Michigan, Inc.	Michigan
Wells Fargo Financial Minnesota, Inc.	Minnesota
Wells Fargo Financial Mississippi 2, Inc.	Delaware
Wells Fargo Financial Mississippi, Inc.	Delaware
Wells Fargo Financial Missouri, Inc.	Missouri
Wells Fargo Financial Montana, Inc.	Montana
Wells Fargo Financial National Bank	United States
Wells Fargo Financial Nebraska, Inc.	Nebraska
Wells Fargo Financial Nevada 1, Inc.	Nevada
Wells Fargo Financial Nevada 2, Inc.	Nevada
Wells Fargo Financial Nevada, Inc.	Nevada
Wells Fargo Financial New Hampshire 1, Inc.	New Hampshire
Wells Fargo Financial New Hampshire, Inc.	New Hampshire
Wells Fargo Financial New Jersey, Inc.	New Jersey
Wells Fargo Financial New Mexico, Inc.	New Mexico
Wells Fargo Financial New York, Inc.	New York
Wells Fargo Financial North Carolina 1, Inc.	North Carolina
Wells Fargo Financial North Carolina, Inc.	North Carolina
Wells Fargo Financial North Dakota, Inc.	North Dakota
Wells Fargo Financial Ohio 1, Inc.	New Hampshire
Wells Fargo Financial Ohio, Inc.	Ohio
Wells Fargo Financial Oklahoma, Inc.	Oklahoma
Wells Fargo Financial Oregon, Inc.	Oregon
Wells Fargo Financial Pennsylvania, Inc.	Pennsylvania
Wells Fargo Financial Preferred Capital, Inc.	Iowa
Wells Fargo Financial Puerto Rico, Inc.	Delaware
Wells Fargo Financial Receivables, LLC	Delaware
Wells Fargo Financial Resources, Inc.	Iowa
Wells Fargo Financial Retail Credit, Inc.	Iowa
Wells Fargo Financial Retail Services, Inc.	Iowa
Wells Fargo Financial Rhode Island, Inc.	Rhode Island
Wells Fargo Financial Saipan, Inc.	Delaware
Wells Fargo Financial Security Services, Inc.	Iowa
Wells Fargo Financial Services Funding, Inc.	Delaware
Wells Fargo Financial Services Virginia, Inc.	Virginia
Wells Fargo Financial Services, Inc.	Delaware
Wells Fargo Financial South Carolina, Inc.	South Carolina
Wells Fargo Financial South Dakota, Inc.	South Dakota
Wells Fargo Financial System Florida, Inc.	Florida
Wells Fargo Financial System Minnesota, Inc.	Minnesota
Wells Fargo Financial System Virginia, Inc.	Virginia
Wells Fargo Financial Tennessee 1, Inc.	Tennessee
Wells Fargo Financial Tennessee, Inc.	Tennessee
Wells Fargo Financial Texas, Inc.	Texas
Wells Fargo Financial Utah, Inc.	Utah
Wells Fargo Financial Virginia, Inc.	Virginia
Wells Fargo Financial Washington 1, Inc.	Washington
Wells Fargo Financial Washington, Inc.	Washington
Wells Fargo Financial West Virginia, Inc.	West Virginia
Wells Fargo Financial Wisconsin, Inc.	Wisconsin
Wells Fargo Financial Wyoming, Inc.	Wyoming

Jurisdiction of Incorporation
Subsidiary	or Organization
Wells Fargo Financial, Inc.	Iowa
Wells Fargo Financing Corporation	California
Wells Fargo Foothill, Inc.	California
Wells Fargo Foothill, LLC	Delaware
Wells Fargo Funding, Inc.	Minnesota
Wells Fargo Funds Management (Ireland) Limited	Ireland
Wells Fargo Funds Management, LLC	Delaware
Wells Fargo Home Mortgage of Hawaii, LLC	Delaware
Wells Fargo Housing Advisors, Inc.	California
Wells Fargo HSBC Trade Bank, National Association	United States
Wells Fargo Institutional Funding, LLC	Delaware
Wells Fargo Institutional Securities, LLC	Delaware
Wells Fargo Insurance Nevada, Inc.	Nevada
Wells Fargo Insurance Wyoming, Inc.	Wyoming
Wells Fargo Insurance, Inc.	Minnesota
Wells Fargo International Commercial Services Limited	Hong Kong
Wells Fargo International Limited	Cayman Islands
Wells Fargo Investment Group, Inc.	Delaware
Wells Fargo Investment Services, LLC	Delaware
Wells Fargo Investments, LLC	Delaware
Wells Fargo Leasing Corporation	California
Wells Fargo Mondex Inc.	Arizona
Wells Fargo Private Client Funding, Inc.	Delaware
Wells Fargo Private Investment Advisors, LLC	Delaware
Wells Fargo Properties, Inc.	Minnesota
Wells Fargo Real Estate Tax Services, LLC	Delaware
Wells Fargo Retail Finance, LLC	Delaware
Wells Fargo Retail Finance II, LLC	Delaware
Wells Fargo Rural Insurance Agency, Inc.	Minnesota
Wells Fargo Securities, LLC	Delaware
Wells Fargo Securitisation Services Limited	United Kingdom
Wells Fargo Servicing Solutions, LLC	Florida
Wells Fargo Small Business Investment Company, Inc.	California
Wells Fargo Structured Lending, LLC	Delaware
Wells Fargo Student Loans Receivables I, LLC	Delaware
Wells Fargo Trust Company, Cayman Islands	Cayman Islands
Wells Fargo Ventures, LLC	Delaware
Wells Fargo West Community Development Corporation	Colorado
Wells Fargo, Ltd.	Hawaii
WF CLT Capital 2002, LLC	Delaware
WF Deferred Compensation Holdings, Inc.	Delaware
WF National Bank South Central	United States
WFC Holdings Corporation	Delaware
WFF Auto Hawaii, Inc.	Hawaii
WFI Insurance Agency Montana, Inc.	Montana
WFI Insurance Agency Washington, Inc.	Washington
WFI Insurance Agency Wyoming, Inc.	Wyoming
WF-KW, LLC	Delaware
WF/TW Mortgage Venture, LLC	Delaware
WFLC Subsidiary, LLC	Delaware
Whippet Funding, LLC	Delaware
Windward Home Mortgage, LLC	Delaware
Young Homes Mortgage, LLC	Delaware
Yucca Asset Management, Inc.	Delaware